Exhibit 99.1

PHH Mortgage Corporation	Deloitte & Touche LLP
1661 Worthington Road #100	Suite 400
West Palm Beach, Florida 34409	Harborside Plaza 10
Jersey City, NJ 07311 USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of Ocwen Loan Investment Trust 2023-HB1 Asset-Backed Notes, Series 2023-HB1. PHH Mortgage Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Nomura Securities International, Inc. (“Nomura”) (together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On June 2, 2023, representatives of the Company provided us with a computer-generated mortgage asset data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2023, with respect to 1,054 mortgage loans (“Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the mortgage loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1	Loan ID (for informational purposes only)	50	Term Months Left
2	Servicer (for informational purposes only)	51	Subsequent Interest Rate Cap
3	Subservicer Loan ID (for informational purposes only)	52	Lifetime Cap
4	FHA Case Number	53	Rate Index
5	Original UPB	54	Index Level
6	Current Total UPB	55	Rate Margin
7	Max Claim Amount	56	Interest Reset Frequency
8	Percent Max Claim	57	Property Type
9	Property Most Recent Appraisal Date	58	Property City
10	Property Most Recent Appraisal Value	59	Property State
11	Closing Date	60	Property Zip Code
12	Original Appraisal Value	61	Original Service Fee Set Aside
13	Status Description	62	Current Service Fee Set Aside
14	Due & Payable One Year Deadline	63	Original Repairs Set Aside
15	Due & Payable 1st Extension Deadline Date	64	Current Repairs Set Aside
16	Due & Payable 1st Extension Approved Date	65	Original First Year Prop Charge Set Aside
17	Due & Payable 2nd Extension Deadline Date	66	Current First Year Prop Charge Set Aside
18	Due & Payable 2nd Extension Approved Date	67	Original Taxes and Insurance Set Aside
19	GNMA Buyout Date	68	Current Taxes and Insurance Set Aside
20	FCL Confirmed Sale Date	69	Total Advance Balance
21	FCL 1st Legal Deadline Date	70	Curtailment Date
22	FCL 1st Legal Completed Date	71	Curtailment Reason
23	Default Type Description	72	Curtailed Flag
24	Called Due Type Description	73	Curtailed Amount (as of 12/21/22)
25	Default Date	74	Curtailed Amount (Projected Settlement End Date)
26	Called Due Date	75	HUD Insured Flag
27	UPB at Called Due Date	76	HUD Insured Status
28	Marketable Title Date	77	REO Flag
29	Borrower FICO	78	Status 2
30	Borrower Gender	79	Funding Date
31	Borrower DOB	80	Monthly Servicing Fee
32	Borrower Age	81	Servicing Fee Margin
33	Borrower Death Date	82	MIP Rate
34	Co-Borrower FICO	83	Monthly Payment
35	Co-Borrower Gender	84	Payment Type
36	Co-Borrower DOB	85	Next Rate Review
37	Co-Borrower Age	86	Property MIC Endorse Date
38	Co-Borrower Death Date	87	Original Principal Limit
39	Original Line of Credit Reserve	88	Due & Payable Appraisal Date
40	Current Line of Credit Reserve	89	Due & Payable Appraisal Value
41	Net LOC	90	FCL Appraisal Date
42	Principal Limit	91	FCL Appraisal Value
43	Original Note Rate	92	Short Sale Appraisal Date
44	Current Interest Rate	93	Short Sale Appraisal Value
45	Debenture Interest Rate	94	DIL Appraisal Date
46	Interest Rate Type	95	DIL Appraisal Value
47	Term Payment Frequency	96	Appraisal-Based Claim Date
48	Term Payment Amount	97	Owner Occupied
49	Payment Term

We compared Characteristics 4. through 97. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business March 31, 2023 (except as noted above) (collectively, the “Servicer System File”).

For purposes of our comparison and at your instruction, with respect to our comparison of Characteristic 78., for mortgage loans with a status description (as set forth on the Servicer System File) of (i) “Liquidated/Held for Sale,” we were instructed to observe a status 2 of “REO” on the Statistical Data File, (ii) “Active,” we were instructed to observe a status 2 of “ABO” on the Statistical Data File and (iii) for all other status descriptions, we were instructed to observe a status 2 of “NABO” on the Statistical Data File.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding mortgage loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 2, 2023